Exhibit 10.49

AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This Amendment to the Collaboration and License Agreement (the “Amendment”), effective as of November 20, 2009 (the “Amendment Effective Date”), is made by and between Seattle Genetics, Inc., a Delaware corporation having offices at 21823 30th Drive S.E., Bothell, WA 98021 (“SGI”), and Agensys, Inc., a California corporation and a wholly-owned subsidiary of Astellas Pharma Inc., having offices at 1545 17th Street, Santa Monica, CA 90404 (“Agensys”).

WHEREAS, the Parties executed a Collaboration and License Agreement on January 7, 2007, (the “Agreement”); and

WHEREAS, the Parties wish to amend the Agreement under the terms and conditions herein.

NOW THEREFORE, in consideration of the mutual promises set forth herein, the Parties agree as follows:

A. The term “Agreement” as used in this Amendment and in the Agreement shall mean the Agreement as amended hereby. Except as otherwise set forth herein, the capitalized terms used herein and in the Agreement shall have the meaning set forth in the Agreement.

B. Except as expressly set forth herein, the terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment and the Agreement, the terms and conditions set forth in this Amendment shall control with respect to the subject matter hereof.

C. Agensys shall pay to SGI within [***] of the Amendment Effective Date Twelve Million U.S. Dollars ($12,000,000) by wire transfer of immediately available funds.

D. The following definitions in Section 1.1 shall be amended and restated in their entirety:

“Collaboration Antigen” means the Initial Collaboration Antigen, the Second Collaboration Antigen, the Third Collaboration Antigen and any other Antigen so designated pursuant to Section 4.5.2 or 9.7.

“Collaboration Product” means the Initial Collaboration Product, the Second Collaboration Product, the Third Collaboration Product or any other Collaboration Product so designated pursuant to Section 4.5.2 or 9.7.

“Designated Antigen” means each of the [***] designated as such and set forth in Schedule C in accordance with Section 3.5 of this Agreement, but excluding any Collaboration Antigen.

“Exclusive Antigen” means collectively, the First Exclusive Antigen, the Second Exclusive Antigen, the Third Exclusive Antigen, the Fourth Exclusive Antigen, the Fifth Exclusive Antigen, the Sixth Exclusive Antigen, the Seventh Exclusive Antigen and the Eighth Exclusive Antigen, but specifically excluding any Collaboration Antigen.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

“Field” means the prevention, treatment and diagnosis of conditions and diseases in [***]; provided, that, with respect to the [***], such prevention, treatment and diagnosis [***].

“Internal Expenses” means all expenses associated with an FTE; provided that the same person hours shall not be attributed to more than one FTE, and provided further that the rate per FTE (a) shall include, but shall not be limited to, direct labor (including fringe benefits), [***], (b) [***], and (c) [***]. The Parties agree that for a period of [***] following the date of this Agreement, the rate per FTE for Collaboration Products and [***] shall be [***]. The Parties also agree that for [***], the rate per FTE shall be [***]. Commencing upon the [***] of the Effective Date of this Agreement or the [***] of the Amendment Effective Date in the case of the [***] and upon [***] thereafter, the rate per FTE shall be [***]. The initial FTE rates and any applicable [***] shall be referred to as the “FTE Fees.”

“Research License Period” means, other than as provided in Section 4.5.2, the earlier of (i) termination of the Research License for such Designated Antigen or this Agreement pursuant to Article 17 or (ii) (a) for the [***], or (b) [***].

“Second Collaboration Antigen” means the first Designated Antigen with respect to which SGI exercises its Opt-In Right pursuant to Section 4.1.2.

“Second Exclusive Antigen” means the second Designated Antigen for which Agensys obtains an Exclusive License pursuant to Section 10.1.2 of this Agreement, as set forth in Schedule C in accordance with Section 3.5 of this Agreement.

“Third Exclusive Antigen” means the third Designated Antigen for which Agensys obtains an Exclusive License pursuant to Section 10.1.2 of this Agreement, as set forth in Schedule C in accordance with Section 3.5 of this Agreement.

E. The following definitions shall be added to Section 1.1:

“Fourth Exclusive Antigen” means the fourth Designated Antigen for which Agensys obtains an Exclusive License pursuant to Section 10.1.2 of this Agreement, as set forth in Schedule C in accordance with Section 3.5 of this Agreement.

“Fifth Exclusive Antigen” means the fifth Designated Antigen for which Agensys obtains an Exclusive License pursuant to Section 10.1.2 of this Agreement, as set forth in Schedule C in accordance with Section 3.5 of this Agreement.

“Sixth Exclusive Antigen” means the sixth Designated Antigen for which Agensys obtains an Exclusive License pursuant to Section 10.1.2 of this Agreement, as set forth in Schedule C in accordance with Section 3.5 of this Agreement.

“Seventh Exclusive Antigen” means the seventh Designated Antigen for which Agensys obtains an Exclusive License pursuant to Section 10.1.2 of this Agreement, as set forth in Schedule C in accordance with Section 3.5 of this Agreement.

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“Eighth Exclusive Antigen” means the eighth Designated Antigen for which Agensys obtains an Exclusive License pursuant to Section 10.1.2 of this Agreement, as set forth in Schedule C in accordance with Section 3.5 of this Agreement.

“Third Collaboration Antigen” means the second Designated Antigen with respect to which SGI exercises its Opt-In Right pursuant to Section 4.1.2.

“Third Collaboration Product” means any and all products containing an ADC comprised of an Antibody that binds specifically to the Third Collaboration Antigen.

F. The following Sections shall be amended and restated, to the extent described, as follows:

Section 2.1 Overview. SGI and Agensys will collaborate to identify ADCs for development and commercialization on the terms set forth herein. Initially, the Parties will jointly develop and commercialize Initial Collaboration Product. In addition, SGI will grant Agensys Research Licenses to [***], each of which will be convertible by Agensys into Exclusive Licenses and Exclusive Antigens, respectively, pursuant to Section 10.1.2. SGI will generate ADC Product Candidates targeted to each such Antigen or deliver Drug Conjugation Materials to Agensys to enable Agensys to attach such Drug Conjugation Materials to such Designated Antigens, pursuant to the ADC Research Program described in Article 3. SGI will have the right to opt-in to development and commercialization of ADC Product Candidates as set forth in Section 4.1.2. If SGI elects to exercise its right to opt in to development of an ADC targeting any such Antigen, the Parties will jointly develop and commercialize ADCs targeting such Antigen pursuant to the provisions of this Agreement.

Section 3.1 Objective and Conduct of the Research Program for Designated Antigens. Agensys intends to conduct research, with SGI’s support, on [***], to evaluate and select ADCs targeting [***] for development and commercialization by Agensys as Agensys Licensed Products (the “ADC Research Program”), subject to SGI’s Opt-In Right. The Parties shall use Commercially Reasonable Efforts to develop a specific Research Plan for each Designated Antigen within [***] from the date such Antigen is accepted by SGI pursuant to Section 3.5, each of which shall be included in this Agreement under Schedule D. All research work performed by Agensys and SGI hereunder shall be performed in a good scientific manner and in compliance with all Applicable Laws.

Section 3.4 SGI Preparation of ADC Product Candidates. In addition to providing Drug Conjugation Materials in accordance with Section 3.3 above, in order to enable Agensys to select [***] during the ADC Research Program Term, SGI will prepare in accordance with the Designated Antigen Research Plans mutually agreed upon research quantities of ADC Product Candidates using the Drug Conjugation Materials and Agensys Materials targeted to each Designated Antigen.

The third sentence of Section 3.5 shall be amended and restated as follows: Agensys shall have the ability to nominate Antigens as one of the [***] for a period of [***] from the Effective Date, at which time Agensys shall no longer be able to nominate Antigens as one of the [***] and Agensys shall nominate Antigens as the remaining [***] within [***] of the

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Amendment Effective Date, provided that in both cases, Agensys may only nominate a maximum of [***] as Designated Antigens hereunder. Notwithstanding anything set forth in this Agreement, at any time prior to a Designated Antigen becoming an Exclusive Antigen, Agensys shall have the right, at its option in its sole discretion, to nominate a new Antigen to replace such Designated Antigen. If such new Antigen is accepted as a Designated Antigen in accordance with this Section 3.5, then thereafter such replaced Designated Antigen shall no longer be a Designated Antigen and such new Antigen shall be a replacement Designated Antigen. Agensys shall have the right to make up to a total of [***] such replacements. The replacement Designated Antigen shall be [***] in accordance with the applicable terms and conditions set forth in this Agreement. For each replacement Designated Antigen, the applicable Research License Period shall continue for [***] after the end of the initial Research License Period for the applicable Designated Antigen which it replaced.

The first part of the fourth sentence of Section 3.5 immediately prior to subpart (i) shall be amended and restated as follows: Within [***] following SGI’s receipt of Agensys’ written notice nominating a particular Antigen as a Designated Antigen (including as a replacement Designated Antigen),

The fifth sentence of Section 3.5 shall be amended and restated as follows: Schedule C to this Agreement shall be amended from time to time to list the Designated Antigens and any Exclusive Antigens, if applicable.

Section 4.1.2 Opt-In Regarding Second Collaboration Product and Third Collaboration Product. Sections 4.1.2 (c), 4.1.2(d) and 4.1.2(e) shall be amended and restated as follows:

(c) If SGI exercises its Opt-In Right, SGI shall provide written notice to Agensys of its Opt-In Decision, accompanied by an [***] prior to the expiration of the Opt-In Period. Effective as of the date of such notice, (A) the Designated Antigen to which the ADC Product Candidate is targeted would become the Second Collaboration Antigen or the Third Collaboration Antigen, as appropriate, and any ADC targeting such Collaboration Antigen would become the Second Collaboration Product or the Third Collaboration Product, as applicable, (B) Agensys would grant SGI a co-exclusive license with respect to such Collaboration Antigen and the corresponding antibodies on the same terms as the Initial Collaboration Antigen and Initial Collaboration Product as set forth in Section 10.2.2, (C) the Parties would share equally all further research, development, clinical and commercialization costs for such Second Collaboration Product or Third Collaboration Product, as the case may be, subject to oversight of the JSC; and (D) upon SGI’s Opt-In Right for the Third Collaboration Product, [***].

(d) If SGI does not notify Agensys of its decision to exercise its Opt-In Right with respect to a Designated Antigen during the Opt-In Period, then contingent upon Agensys’ obtaining an Exclusive License pursuant to Section 10.1.2, (A) such Designated Antigen would become an Exclusive Antigen and ADCs targeting such Exclusive Antigen would become Agensys Licensed Products, (B) Agensys would retain the Exclusive License to develop such Agensys Licensed Products on its own and would be obligated to pay SGI the fees, milestones and royalties set forth in Article 11 below, and

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(C) SGI would maintain its Opt-In Right with respect to such additional Designated Antigens submitted pursuant to the process set forth in this Section 4.1.2, provided that SGI shall have the right to exercise such Opt-In Right for up to a total of [***] (in addition to the Initial Collaboration Antigen).

(e) If the [***].

Section 4.2.1 Initial Payments with Respect to the Second Collaboration Product and the Third Collaboration Product. Within [***] of SGI’s exercise of its Opt-In Right under Section 4.1.2 for the Second Collaboration Product or the Third Collaboration Product, as the case may be, SGI shall pay to Agensys a [***] (a) [***]; provided that the total amount of such [***], and (b) [***]. For the avoidance of doubt, all payments owed or paid by [***] up to and including the [***] for such Collaboration Product shall be [***] and in no event shall [***].

The first sentence of Section 5.9.1 shall be amended and restated as follows: Either Party shall have the right to terminate its co-funding obligation (the “Non-Continuing Party”) for the Collaboration Program for the Initial Collaboration Product and/or the Collaboration Programs for the Second Collaboration Product or the Third Collaboration Product, effective [***] (the “Opt-Out Date”) after providing irrevocable, written notice to the other Party (the “Continuing Party”) of such election to terminate (the “Opt-Out Notice”).

Section 7.1 General.

7.1.1 The JSC shall be responsible for overseeing, monitoring and coordinating regulatory actions, communications and filings with, and submissions to, all applicable Regulatory Authorities with respect to a given Collaboration Product and shall delegate operational activities to the Party that is named “Sponsor” of the regulatory filing as per 21 CFR 312.3 (Part B) and/or 21 CFR 312.50 with respect to such Collaboration Product (the “Lead Regulatory Party”). The Parties agree to develop a [***] to each Collaboration Product as soon as practicable after the selection of the Antibody to be incorporated in the Collaboration Product.

7.1.2 Notwithstanding the foregoing, the following shall apply to the Initial Collaboration Product:

(a) Except as set forth below, [***] shall be the Lead Regulatory Party for the Initial Collaboration Product comprising a [***], and [***] shall be the Lead Regulatory Party for the Initial Collaboration Product comprising a [***].

(b) Notwithstanding other Clinical Trials that the JSC may approve, SGI shall be allowed to conduct a Phase I Clinical Trial using the Initial Collaboration Product comprising a [***] for the treatment of [***] and shall be the Lead Regulatory Party therefor. For the sake of clarity, [***] shall remain the Lead Regulatory Party for any Clinical Trial(s) for any [***] other than [***], if it is conducted using the Initial Collaboration Product comprising a [***], and an IND for such Clinical Trial(s) shall be filed by [***] separately from the [***].

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(c) Notwithstanding other Clinical Trials that the JSC may approve, upon JSC agreeing to conduct Phase II Clinical Trials of the Initial Collaboration Product in [***], [***] shall be allowed to conduct a Phase II Clinical Trial using the Initial Collaboration Product comprising a [***] for the treatment of [***] and shall be the Lead Regulatory Party therefor. For the sake of clarity, [***] shall remain the Lead Regulatory Party for any Clinical Trial(s) for any [***] other than prostate cancer, if it is conducted using the Initial Collaboration Product comprising a [***], and an IND for such Clinical Trial(s) shall be filed by [***] separately from the [***].

7.1.3 As Lead Regulatory Party for the Second Collaboration Product, [***] will be the named “Sponsor” on each IND for the Second Collaboration Product.

7.1.4 As Lead Regulatory Party for the Third Collaboration Product, [***] will be the named “Sponsor” on each IND for the Third Collaboration Product; provided that [***] shall be allowed to conduct such Clinical Trial(s) for the Third Collaboration Product in at least [***], as proposed by [***] and approved by the JSC, under SGI’s own IND filings and SGI shall be the “Sponsor” and Lead Regulatory Party therefor.

7.1.5 In each case set forth above, either Party may reference the other Party’s IND filings as necessary or convenient for purposes of filing its own IND filings and such other Party hereby provides a right of reference thereto.

The last two (2) sentences of Section 10.1.1 shall be amended and restated as follows: The Research License shall continue on a Designated Antigen-by-Designated Antigen basis for the Research License Period and shall expire with respect to each Designated Antigen on the earlier of (i) [***], or (ii) [***], or (iii) [***]. For the avoidance of doubt, all Research Licenses granted hereunder shall terminate immediately upon the date Agensys obtains the last of [***] Exclusive Licenses hereunder.

Section 10.1.1 shall be amended to add the following sentence: Notwithstanding anything set forth in this Agreement, Agensys shall have the ability to extend the Research License Period on a Designated Antigen-by-Designated Antigen basis for any [***] or more of the [***], including any replacement Designated Antigens for such [***], accepted as such in accordance with Section 3.5 of this Agreement, for an additional [***] period by paying an [***] per Designated Antigen; provided, that Agensys shall only have the ability to so extend the Research License Period for any [***] of such Designated Antigens, if it has obtained Exclusive Licenses for a total of [***] prior to the end of the initial Research License Period for the applicable Designated Antigen.

The first sentence of Section 10.1.2 shall be amended and restated as follows: Subject to the provisions of this Agreement, SGI hereby grants Agensys and its Affiliates an option to obtain an Exclusive License (each an “Option”) described below to up to [***].

The first sentence of Section 11.1.2 shall be amended and restated as follows: Agensys shall pay SGI for all research grade Drug Conjugation Materials, ADC Product Candidates, Agensys Licensed Products or Agensys Products delivered by SGI to Agensys at the rate of [***] of [***] therefor (as applicable, the “Supply Fees”).

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Section 11.2 Option Exercise Fee. If Agensys obtains an Exclusive License to a Designated Antigen pursuant to Section 10.1.2 because SGI has either (a) elected not to exercise its Opt-In Right, and/or (b) has already utilized its [***] Opt-In Rights with respect to previous Exclusive Antigens, then Agensys would pay SGI a fee of: (a) [***]; (b) [***]; (c) [***]; (d) [***]; (e) [***]; (f) [***]; and (g) [***]. For purposes of clarification, there shall be [***] associated with the First Exclusive Antigen.

The first sentence of Section 11.3 shall be amended and restated as follows: With respect to each Unilateral Product, the Continuing Party, in the case of an SGI Product or Agensys Product, and Agensys in the case of an Agensys Licensed Product, shall be required to pay an annual maintenance fee to the non-Continuing Party, or to SGI in the case of an Agensys Licensed Product, in the sum of [***] for each associated Unilateral Product incorporating the First Exclusive Antigen, the Second Exclusive Antigen or the Third Exclusive Antigen and in the sum of [***] for each associated Unilateral Product incorporating the Fourth Exclusive Antigen, the Fifth Exclusive Antigen, the Sixth Exclusive Antigen, the Seventh Exclusive Antigen or the Eighth Exclusive Antigen, in each case by wire transfer of immediately available funds (the “Unilateral Product Maintenance Fee”).

Section 11.5.1 General. Notwithstanding the provisions of Section 11.4, during the Royalty Term, Agensys shall pay (i) a Royalty to SGI of [***] of Net Sales of Agensys Licensed Products incorporating any of the First Exclusive Antigen, the Second Exclusive Antigen or the Third Exclusive Antigen, as the case may be, in each Calendar Year and (ii) the following Royalties on Net Sales of Agensys Licensed Products incorporating any of the Fourth Exclusive Antigen, the Fifth Exclusive Antigen, the Sixth Exclusive Antigen, the Seventh Exclusive Antigen or the Eighth Exclusive Antigen, as the case may be, in each Calendar Year:

Net Sales	Percent
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Section 11.8 Milestone Payments.

11.8.1 For each Unilateral Product incorporating the First Exclusive Antigen, the Second Exclusive Antigen or the Third Exclusive Antigen, the Continuing Party shall pay the non-Continuing Party, or in the case of Agensys Licensed Products, Agensys shall pay SGI the following amounts within [***] after each such Unilateral Product achieves the stated milestone:

(a) [***];

(b) [***];

(c) [***];

(d) [***];

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(e) [***];

(f) [***];

(g) [***]; and

(h) [***].

11.8.2 For each Unilateral Product incorporating the Fourth Exclusive Antigen, the Fifth Exclusive Antigen, the Sixth Exclusive Antigen, the Seventh Exclusive Antigen or the Eighth Exclusive Antigen, the Continuing Party shall pay the non-Continuing Party, or in the case of Agensys Licensed Products, Agensys shall pay SGI the following amounts within thirty (30) days after each such Unilateral Product achieves the stated milestone:

(a) [***];

(b) [***];

(c) [***];

(d) [***];

(e) [***];

(f) [***];

(g) [***];

(h) [***]; and

(i) [***].

If any of Sections 11.8.1(a) through (d) or 11.8.2(a) through (e) above is achieved before a preceding milestone payment in such Sections 11.8.1 or 11.8.2, respectively, has become due, then such payment shall be deemed to become due upon achievement of the subsequent milestone. Milestone payments for Unilateral Products (other than Agensys Licensed Products) shall only be due for milestones that occur after the date a Product becomes a Unilateral Product hereunder.

Section 17.5 shall be amended and restated as follows:

Section 17.5 Termination for Cause.

17.5.1. Termination for Cause Related to Specific Antigen. In the event a Party (the “Breaching Party”) breaches a material provision of this Agreement that is solely related to a specific Antigen and does not cure such breach within [***] after written notice thereof, the non-breaching Party shall have the right to terminate this Agreement only with respect to such specific Antigen. Such termination shall not affect the rights of the Breaching Party under this Agreement with respect to any other Antigen(s).

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17.5.2. Termination for Other Causes. In the event a Breaching Party breaches a material provision of this Agreement that is not related solely to a specific Antigen and does not cure such breach within [***] after written notice thereof, the non-breaching Party shall have the right to terminate this Agreement. Following receipt of a notice of such breach, the Breaching Party may (i) cure such asserted material breach within [***] after actual receipt of such written notice, or (ii) if the Breaching Party disagrees that it is in material breach, initiate dispute resolution pursuant to Section 23.3, whereupon the cure period shall be tolled until the dispute is resolved.

G. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one instrument. For purposes hereof, a facsimile copy of this Amendment, including the signature pages hereto will be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Amendment to one another as soon as practicable following execution thereof. No modification of or amendment to this Amendment, nor any waiver of any rights under this Amendment, will be effective unless in writing signed by the duly authorized representatives of both parties, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default. This Amendment shall be construed in accordance with the laws of the State of California, without regard to the conflict of laws provisions thereof.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their duly authorized representatives as of the Amendment Effective Date.

Seattle Genetics, Inc.		Agensys, Inc.

By:	/s/ Clay B. Siegall	By:	/s/ Donald B. Rice
Name:	Clay B. Siegall	Name:	Donald B. Rice
Title:	President and CEO	Title:	President and CEO, Agensys